UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.
                          Date of Report: May 22, 2007
                        (Date of earliest event reported)

                            Total Luxury Group, Inc.
             (Exact name of registrant as specified in its charter)

           Indiana                     000-28497                 35-1504940
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

    11900 Biscayne Blvd Suite#620 Miami, Fla.              33181
    (Address of principal executive offices)             (Zip Code)

                                  305.892.6744
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events


On June 25, 2007, the company released a press release concerning changes to board of directors.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXHIBITS INDEX:

99.1    Press Release



Dated: June 25, 2007                                    TOTAL LUXURY GROUP, INC.


                                                          By:/s/ Janon Costley